SUPPLEMENT TO THE PROSPECTUS

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders held June 22, 1999, shareholders of the Fund approved a proposal to change the investment management fee for the Fund. Effective June 30, 1999, the management fee is at the annual rate of 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.


To be attached to the cover page of the Class A and Class Y Prospectus of:

     United Asset Strategy Fund, Inc. dated January 31, 1999
     United Retirement Shares, Inc. dated September 30, 1998
     United Vanguard Fund, Inc. dated January 31, 1999

This Supplement is dated June 30, 1999.

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